UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 2, 2007
Date of report (Date of earliest event reported)
EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	000-06072 (Commission File Number)	58-1035424 (I.R.S. Employer Identification No.)
660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 2, 2007, the Company’s Board of Directors amended the provisions of its bylaws related to the issuance of share certificates in order for the Company’s shares of common stock to be eligible for participation in a Direct Registration Program, under which shares are not evidenced by paper certificates. Under NASDAQ rules, such eligibility is required to be in effect not later than January 1, 2008. Paragraph 7.2(b) of the Company’s Bylaws as amended is reflected on the exhibit filed with this Current Report on Form 8-K.

Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) The following exhibits are furnished as part of this Form 8-K.

Exhibit No.	Description

3.1	Paragraph 7.2(b) of the Registrant’s bylaws, as amended November 2, 2007.

3.2	Bylaws of EMS Technologies, Inc., as amended through November 2, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.
Date: November 5, 2007	By:	/s/ Don T. Scartz
Don T. Scartz
Executive Vice President, Chief Financial Officer and Treasurer